UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2013

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2013, the Board of Directors (the “Board”) of Minerals Technologies Inc. (the “Company”) received from Steven J. Golub written notice of his intent to retire from the Board effective March 25, 2013. Mr. Golub has served on the Board since 1993 and is tendering his resignation following his retirement as Vice Chairman of the investment banking firm of Lazard LLC in 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel and Secretary, Chief Compliance Officer

Date: March 26, 2013